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                                                                    EXHIBIT 10.7


                      MODIFICATION AND EXTENSION AGREEMENT


            THIS MODIFICATION AND EXTENSION AGREEMENT ("Agreement") is made as of the 1st day of March, 2004 by and between LightFirst Inc. ("Debtor") and Robert L. Gritzke ("Creditor").

                                    RECITALS

            A. The Creditor has made a revolving line of credit in the maximum amount of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS available to the Debtor pursuant to that certain Revolving Line of Credit Loan Agreement ("Loan Agreement") dated December 12, 2002 and the Modification and Extension agreement dated May 15, 2003, and Debtor has promised to pay the outstanding balance thereon pursuant to that certain Secured Promissory Note (the "Note") of even date therewith, and has granted the Creditor a security interest in assets of the Debtor pursuant to that certain Security Agreement of even date therewith (hereinafter collectively referred to as the "Credit Agreements").

            B. Both Debtor and Creditor desire to modify the Credit Agreements.

            C. The parties hereto are desirous of entering into this Agreement and modifying the Note in accordance with the terms and conditions set forth herein.


                                    AGREEMENT

            NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, included but not limited to, the Recitals above, the parties hereto agree as follows:

            1. Maximum Loan Amount. Debtor and Creditor agree that the Maximum Loan Amount is hereby modified from One Millions Five Hundred Thousand dollars ($1,500,000.00) to Three Million dollars ($3,000,000.00), and the amount owed pursuant to the Note is hereby modified to Three Million dollars ($3,000,000.00) or such amount thereof as may be outstanding from time to time.

            2. Interest. The Note shall continue to bear interest at a rate of 9.0%.

            3. Status of Credit Agreements and Collateral. This Agreement constitutes a modification of the Credit Agreements only with respect to all matters set forth herein. All of the other terms, covenants, conditions and agreements contained in the Note shall remain in full force and effect. This Agreement shall not release Debtor from any liability under the Credit Agreements.

            4. Binding Effect. This Agreement represents the complete understanding and entire agreement of the parties as to the subject matter contained herein, and may not be amended except by a writing executed by both parties. This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of each of the parties hereto.

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            5. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

            6. Severability. In the event any one or more of the provisions of this Agreement or the Note are held to be invalid, illegal or unenforceable in any respect by any court or other entity having the authority to do so, the validity of the remaining provisions hereof and thereof shall in no way be affected, prejudiced, or disturbed.

            7. Miscellaneous. The titles of the paragraphs hereof are for reference purposes only and do not constitute part of this Agreement. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                                DEBTOR
                                                LightFirst Inc.,
                                                a Delaware corporation


                                                By: /s/ Martin P. Gilmore
                                                   -----------------------------
                                                     Martin P. Gilmore
                                                Its: President



                                                CREDITOR
                                                Robert L. Gritzke


                                                By: /s/ Robert L. Gritzke
                                                   -----------------------------
                                                   Robert L. Gritzke